UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material under § 240.14a-12

HAWAIIAN ELECTRIC INDUSTRIES, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Hawaiian Electric Company President & CEO Video Message to Employees

Alan Oshima, Hawaiian Electric Company President & CEO:

Aloha, everyone. In the two weeks since we shared news of our merger with NextEra Energy, I’ve had the opportunity to talk with many of you. I want you to know how much I value hearing from you.

Please continue to share your thoughts and questions. While we don’t have all the answers just yet, we’re committed to keeping you informed throughout this entire process.

There’s one thing I want to reiterate right off the bat: And that is…as the merger process continues, we must and will continue to stay focused on our transformation as a company. I appreciate everything you all are doing to support that transformation.

Now… to address a few of the questions you’ve been asking about the merger announcement:

What’s in it for NextEra Energy? NextEra Energy became interested in our company because it saw how well aligned we are in our vision for a clean energy future and they’ve made it clear they’re supportive of our business transformation plans.

NextEra Energy is a national clean energy leader and we bring experience as a leader in integrating more rooftop PV than anywhere else in the country. They want to learn from us and, at the same time, can contribute their resources and expertise to accelerating the achievement of that clean and affordable energy future for Hawaii – we’ll do it faster together.

How does this merger impact our jobs? As you’ve already heard, there will be no involuntary reductions in our workforce as a result of combining with NextEra Energy for at least two years following the closing of this transaction. Also, all of our union agreements will be honored.  NextEra Energy has said it will take the time to get to know our organization, our workforce and our business needs in making future decisions. Merger or no merger, we all need to focus on transforming our company into the best it can be for our customers.  That will put us in the best position to make the transition as we combine with NextEra Energy.

How does this affect all the plans we’ve just filed? Simply put, it really doesn’t. We must continue full-speed ahead with our transformation plans, which NextEra Energy supports and wants to help accelerate.

And remember, until this transaction closes in the next 12 months or so, both our companies will continue to operate as independent entities.

What will the integration process be like? Because we are already focused on transforming our company, it makes sense that the planning for how to bring our companies together be folded into our existing transformation project sometime later next year.

I do want to say that from everything we’ve seen the NextEra Energy family is very similar to our own. They’re a company that respects its employees, customers and communities. And that’s how we’ll approach the integration of our companies – thoughtfully and respectfully. As we have more details on the process, we’ll be sure to share those with you.

I know that you’ll have more questions about what all of this means, and I want to assure you that we’ll continue to provide more information about this important partnership through talk story sessions and other meetings as well as on our intranet.

Mahalo for all the great questions so far. And best wishes for a safe and wonderful holiday season!

Forward Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “predict,” and “target” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. HEI cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in any forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the proposed merger involving NEE and HEI, including future financial or operating results of NEE or HEI, NEE’s or HEI’s plans, objectives, expectations or intentions, the expected timing of completion of the transaction, the value, as of the completion of the merger or spin-off of HEI’s bank subsidiary or as of any other date in the future, of any consideration to be received in the merger or the spin-off in the form of stock or any other security, and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by any such forward-looking statements include risks and uncertainties relating to: the risk that HEI may be unable to obtain shareholder approval for the merger or that NEE or HEI may be unable to obtain governmental and regulatory approvals required for the merger or the spin-off, or required governmental and regulatory approvals may delay the merger or the spin-off or result in the imposition of conditions that could cause the parties to abandon the transaction; the risk that a condition to closing of the merger or the completion of the spin-off may not be satisfied; the timing to consummate the proposed merger and the expected timing of the completion of the spin-off; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time and attention on merger and spin-off-related issues; general worldwide economic conditions and related uncertainties; the effect and timing of changes in laws or in governmental regulations (including environmental); fluctuations in trading prices of securities and in the financial results of NEE, HEI or any of their subsidiaries; the timing and extent of changes in interest rates, commodity prices and demand and market prices for electricity; and other factors discussed or referred to in the “Risk Factors” section of HEI’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission. These risks, as well as other risks associated with the merger, will be more fully discussed in the proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that will be filed with the SEC in connection with the merger. Additional risks and uncertainties are identified and discussed in HEI’s reports filed with the SEC and available at the SEC’s website at www.sec.gov. Each forward-looking statement speaks only as of the date of the particular statement and HEI does not undertake any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information And Where To Find It

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The proposed business combination transaction between NEE and HEI will be submitted to the shareholders of HEI for their consideration. NEE will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of HEI that also constitutes a prospectus of NEE. HEI will provide the proxy statement/prospectus to its shareholders. NEE and HEI also plan to file other documents with the SEC regarding the proposed transaction. This document is not a substitute for any prospectus, proxy statement or any other document which HEI may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF HEI ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from HEI’s website (www.hei.com) under the tab “Investor Relations” and then under the heading “SEC Filings.” Additional information about the proposed transaction is available at www.forhawaiisfuture.com.

Participants In The Merger Solicitation

HEI and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from HEI shareholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of HEI shareholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about HEI’s executive officers and directors in its definitive proxy statement filed with the SEC on March 25, 2014 and in its Annual Report on Form 10-K filed with the SEC on February 21, 2014.  Additional information about HEI’s executive officers and directors can be found in the above-referenced Registration Statement on Form S-4 when it becomes available. You can obtain free copies of these documents from HEI using the contact information above.